UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): December 16, 2004


                       NATIONAL SEMICONDUCTOR CORPORATION
             (Exact name of registrant as specified in its charter)

          DELAWARE                     1-6453           95-2095071
          --------                     ------           ----------
          (State of  Incorporation)    (Commission      (I.R.S.Employer
                                       File Number)     Identification Number)


                    2900 SEMICONDUCTOR DRIVE, P.O. BOX 58090
                       SANTA CLARA, CALIFORNIA 95052-8090
                       ----------------------------------
                    (Address of Principal Executive Offices)

                                 (408) 721-5000

              (Registrant's telephone number, including area code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):


[ ] Written communication  pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b)

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))




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NATIONAL SEMICONDUCTOR CORPORATION

Table of Contents


                                                                            Page
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Section 8 - Other Events
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Item 8.01       Other Events                                                3


Signature                                                                   4



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NATIONAL SEMICONDUCTOR CORPORATION

Item 8.01       OTHER EVENTS

In April 2002, ZF Micro Solutions, Inc. brought suit against us in California Superior Court alleging a number of contract and tort claims related to an agreement we entered into in 1999 to design and manufacture a custom integrated circuit device for ZF Micro Devices. ZF Micro Devices ceased business operations in February 2002 and the case was brought by ZF Micro Solutions as successor to ZF Micro Devices. The case began trial in May 2004 and on June 14, 2004, the jury in the case found for ZF Micro Solutions on a claim on intentional misrepresentation, awarding damages of $28.0 million and on a claim of breach of the implied covenant of good faith and fair dealing, awarding damages of $2.0 million. On seven other claims brought by the plaintiff, the jury found for us. The jury also found for us on our breach of contract cross-claim, awarding damages of $1.1 million. In response to our challenges to the verdicts in favor of ZF Micro Solutions in post-trial motions, the court ordered a new trial on all issues and a new trial date of February 22, 2005 was set by the court. During a settlement conference held December 16, 2004, the case was settled. We have agreed to pay to the plaintiff the sum of $20 million, which must be paid into an escrow account no later than January 5, 2005. In addition, we have agreed to grant the plaintiff a royalty free license for the manufacture and sale of the custom device at issue in the case. All claims will be released by the parties and the case dismissed once the settlement documents have been completed and the settlement funds released to the plaintiff.



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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        NATIONAL SEMICONDUCTOR CORPORATION

                                        //S// Robert E.  DeBarr
                                        -----------------------

Dated:  December 17, 2004               Robert E.  DeBarr
                                        Controller
                                        Signing on behalf of the registrant and
                                        as principal accounting officer